                                                                   EXHIBIT 10.29

                         FIRST SUPPLEMENTAL INDENTURE
                         ----------------------------

     FIRST SUPPLEMENTAL INDENTURE (this "Supplemental Indenture"), dated as of May 31, 2000, among IFCO-U.S., L.L.C., the "New Guarantor"), a subsidiary of IFCO Systems N.V., Inc. (or its successor), a limited liability company incorporated in the Netherlands (the "Company"), the Guarantors (the "Existing Guarantors") under the Indenture referred to below, and The Bank of New York, as trustee under the Indenture referred to below (the "Trustee").

                             W I T N E S S E T H:
                             --------------------

     WHEREAS the Company has heretofore executed and delivered to the Trustee an Indenture (as such may be amended from time to time, the "Indenture"), dated as of March 8, 2000, providing for the issuance of its 10 5/8% Senior Subordinated Notes due 2010 (the "Notes");

     WHEREAS Section 4.20 of the Indenture provides that under certain circumstances the Company is required to cause the New Guarantor to execute and deliver to the Trustee a supplemental indenture pursuant to which the New Guarantor shall unconditionally guarantee all of the Company's obligations under the Notes pursuant to a Guarantee on the terms and conditions set forth in the Indenture; and

     WHEREAS pursuant to Section 8.01 of the Indenture, the Trustee, the Company and Existing Guarantors are authorized to execute and deliver this Supplemental Indenture;

     NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the New Guarantor, the Company, the Existing Guarantors and the Trustee mutually covenant and agree for the equal and ratable benefit of the Noteholders as follows:

     1   Definitions. (a) Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

     (b) For all purposes of this Supplemental Indenture, except as otherwise herein expressly provided or unless the context otherwise requires:
(i) the terms and expressions used herein shall have the same meanings as corresponding terms and expressions used in the Indenture; and (ii) the words "herein," "hereof" and "hereby" and other words of similar import used in this Supplemental Indenture refer to this Supplemental Indenture as a whole and not to any particular section hereof.

     2   Agreement to Guarantee.  The New Guarantor hereby agrees, jointly and severally with all other Guarantors, to Guarantee the Company's Obligations under the Notes on the terms and subject to the conditions set forth in Article 10 of the Indenture and to be bound by all other applicable provisions of the Indenture. From and after the date hereof, the New Guarantor shall be a Guarantor for all purposes under the Indenture and the Notes.

     3   Ratification of Indenture; Supplemental Indentures Part of Indenture.
Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Noteholder heretofore or hereafter authenticated and delivered shall be bound hereby.

     4    Governing Law.  THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SUPPLEMENTAL INDENTURE.

     5    Trustee Makes No Representation. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which are made solely by the Company.

     6    Multiple Counterparts. The parties may sign multiple counterparts of this Supplemental Indenture. Each signed counterpart shall be deemed an original, but all of them together represent one and the same agreement.

     7    Headings. The headings of this Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.


     IN WITNESS WHEREOF, the parties hereto have caused this Supplemental
Indenture to be duly executed as of the date and year first above written.


                              IFCO-U.S., L.L.C.

                              By: /s/   WILLIAM G. ANDERSON
                                 --------------------------------
                                 Name:  William G. Anderson
                                 Title: President


                              IFCO SYSTEMS N.V.

                              By: /s/   MARTIN SCHOELLER
                                 --------------------------------
                                 Name:  Martin Schoeller
                                 Title: Chief Executive Officer


                              IFCO EUROPE BETEILIGUNGS GMBH

                              By: /s/   MARTIN SCHOELLER               By: /s/   JORG AUGUSTIN
                                 --------------------------------         --------------------------------
                                 Name:  Martin Schoeller                  Name:  Jorg Augustin
                                 Title: Managing Director                 Title: Managing Director


                              IFCO INTERNATIONAL FOOD
                                CONTAINER ORGANISATION GMBH

                              By: /s/   JORG AUGUSTIN                  By: /s/   GUSTAF SANDAHL
                                 --------------------------------         --------------------------------
                                 Name:  Jorg Augustin                     Name:  Gustaf Sandahl
                                 Title: Managing Director                 Title: Managing Director


                              IFCO FINANCE CONSULTING GMBH

                              By: /s/   DIRK GROSGEN                    By: /s/  HOLGER SCHMIDT
                                 --------------------------------         --------------------------------
                                 Name:  Dirk Grosgen                      Name:  Holger Schmidt
                                 Title: Managing Director                 Title: Managing Director


                              IFCO SKANDINAVIEN A/S

                              By: /s/   GUSTAF SANDAHL                  By: /s/ RAVN JENSEN
                                 --------------------------------         --------------------------------
                                 Name:  Gustaf Sandahl                    Name: Ravn Jensen
                                 Title: Managing Director                 Title: Managing Director

                              GISO VERWALTUNGSGESELLSCHAFT MBH & CO.
                                BEHALTERLEASING KG

                              By: /s/   LUITPOLD ROEVER
                                 --------------------------------
                                 Name:  Luitpold Roever
                                 Title: Managing Director


                              MTS OKOLOGISTIK VERWALTUNGS GMBH

                              By: /s/   GUNTER GERLAND              By: /s/   JORG AUGUSTIN
                                 --------------------------------      --------------------------------
                                 Name:  Gunter Gerland                 Name:  Jorg Augustin
                                 Title: Managing Director              Title: Managing Director


                              SCHOELLER INTERNATIONAL LOGISTICS
                                BETEILIGUNGSGESELLSCHAFT MBH

                              By: /s/   MARTIN SCHOELLER            By: /s/   JORG AUGUSTIN
                                 --------------------------------      --------------------------------
                                 Name:  Martin Schoeller               Name:  Jorg Augustin
                                 Title: Managing Director              Title: Managing Director


                              IFCO ARGENTINA S.A.

                              By: /s/   ARTHUR STOCKLI
                                 --------------------------------
                                 Name:  Arthur Stockli
                                 Title: Managing Director


                              PALEX, INC.

                              By: /s/   EDWARD RHYNE
                                 --------------------------------
                                 Name:  Edward Rhyne
                                 Title: Vice President


                              ACME BARREL COMPANY, INC.

                              By: /s/   ELLIOT PEARLMAN
                                 --------------------------------
                                 Name:  Elliot Pearlman
                                 Title: President

                              BAY AREA PALLET COMPANY

                              By: /s/   EDWARD RHYNE
                                 --------------------------------
                                 Name:  Edward Rhyne
                                 Title: Vice President


                              BLACK RIVER FOREST PRODUCTS, INC.

                              By: /s/   EDWARD RHYNE
                                 --------------------------------
                                 Name:  Edward Rhyne
                                 Title: Vice President


                              CHARLOTTE STEEL DRUM CORPORATION

                              By: /s/   ELLIOT PEARLMAN
                                 --------------------------------
                                 Name:  Elliot Pearlman
                                 Title: Vice President


                              CONSOLIDATED CONTAINER CORPORATION

                              By: /s/   ELLIOT PEARLMAN
                                 --------------------------------
                                 Name:  Elliot Pearlman
                                 Title: Vice President


                              CONTAINER RESOURCES CORPORATION

                              By: /s/   ELLIOT PEARLMAN
                                 --------------------------------
                                 Name:  Elliot Pearlman
                                 Title: Vice President


                              CONTAINER SERVICES COMPANY NW,
                                INC. (F/K/A CONTAINER SERVICES
                                COMPANY NW ACQUISITION, INC.)

                              By: /s/   ELLIOT PEARLMAN
                                 --------------------------------
                                 Name:  Elliot Pearlman
                                 Title: President

                              CONTAINER SERVICES COMPANY SW,
                                INC. (F/K/A CONTAINER SERVICES
                                COMPANY SW ACQUISITION, INC.)

                              By: /s/   ELLIOT PEARLMAN
                                 --------------------------------
                                 Name:  Elliot Pearlman
                                 Title: President


                              DUCKERT PALLET CO., INC.

                              By: /s/   EDWARD RHYNE
                                 --------------------------------
                                 Name:  Edward Rhyne
                                 Title: Vice President


                              DRUM SERVICE CO. OF FLORIDA

                              By: /s/   ELLIOT PEARLMAN
                                 --------------------------------
                                 Name:  Elliot Pearlman
                                 Title: Vice President


                              ENVIRONMENTAL RECYCLERS OF
                                COLORADO, INC.

                              By: /s/   ELLIOT PEARLMAN
                                 --------------------------------
                                 Name:  Elliot Pearlman
                                 Title: President


                              GILBERT LUMBER INCORPORATED

                              By: /s/   EDWARD RHYNE
                                 --------------------------------
                                 Name:  Edward Rhyne
                                 Title: Vice President


                              ISAACSON LUMBER COMPANY

                              By: /s/   EDWARD RHYNE
                                 --------------------------------
                                 Name:  Edward Rhyne
                                 Title: Vice President

                              INTERSTATE PALLET CO., INC.

                              By: /s/   EDWARD RHYNE
                                 --------------------------------
                                 Name:  Edward Rhyne
                                 Title: Vice President


                              NEW LONDON PALLET, INC.

                              By: /s/   EDWARD RHYNE
                                 --------------------------------
                                 Name:  Edward Rhyne
                                 Title: Vice President


                              PALEX CONTAINER SYSTEMS, INC.

                              By: /s/   ELLIOT PEARLMAN
                                 --------------------------------
                                 Name:  Elliot Pearlman
                                 Title: President


                              PALEX-TEXAS, INC.

                              By: /s/   EDWARD RHYNE
                                 --------------------------------
                                 Name:  Edward Rhyne
                                 Title: Vice President



                              PALEX-TEXAS, L.P.

                              By: PALEX-TEXAS, INC., General Partner

                              By: /s/   EDWARD RHYNE
                                 --------------------------------
                                 Name:  Edward Rhyne
                                 Title: Vice President


                              PALEX TEXAS HOLDINGS, INC.

                              By: /s/   CASEY FLETCHER
                                 --------------------------------
                                 Name:  Casey Fletcher
                                 Title: President

                              PALLET OUTLET COMPANY, INC.

                              By: /s/   EDWARD RHYNE
                                 --------------------------------
                                 Name:  Edward Rhyne
                                 Title: Vice President


                              RIDGE PALLETS, INC.

                              By: /s/   EDWARD RHYNE
                                 --------------------------------
                                 Name:  Edward Rhyne
                                 Title: Vice President


                              SHEFFIELD LUMBER AND PALLET
                                COMPANY, INC.

                              By: /s/   EDWARD RHYNE
                                 --------------------------------
                                 Name:  Edward Rhyne
                                 Title: Vice President


                              SHIPSHEWANA PALLET CO., INC.

                              By: /s/   EDWARD RHYNE
                                 --------------------------------
                                 Name:  Edward Rhyne
                                 Title: Vice President


                              SMG CORPORATION

                              By: /s/   EDWARD RHYNE
                                 --------------------------------
                                 Name:  Edward Rhyne
                                 Title: Vice President


                              SONOMA PACIFIC COMPANY

                              By: /s/   EDWARD RHYNE
                                 --------------------------------
                                 Name:  Edward Rhyne
                                 Title: Vice President

                              SOUTHERN PALLET, INC.

                              By: /s/   EDWARD RHYNE
                                 --------------------------------
                                 Name:  Edward Rhyne
                                 Title: Vice President


                              VALLEY CRATING AND PACKAGING, INC.

                              By: /s/   EDWARD RHYNE
                                 --------------------------------
                                 Name:  Edward Rhyne
                                 Title: Vice President


                              WESTERN CONTAINER LIMITED
                                LIABILITY COMPANY

                              By: /s/   ELLIOT PEARLMAN
                                 --------------------------------
                                 Name:  Elliot Pearlman
                                 Title: Manager


                              THE BANK OF NEW YORK,
                               as Trustee

                              By: /s/ CARLOS J. CAPELLAN
                                 --------------------------------
                                 Name: Carlos J. Capellan
                                 Title: Assistant Treasurer